EXHIBIT 10.2

                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT, dated as of November 26, 2002 (together with all amendments, if any, from time to time hereto, this "Security Agreement"), among Phone1, Inc., a Florida corporation ("Phone1"), Phone1Globalwide, Inc., a Delaware corporation ("Global") and Globaltron Communication Corporation, a Delaware corporation ("GCC" and collectively with Phone1 and Global, the "Grantors" and individually, a "Grantor"), and GNB Bank Panama S.A., a bank organized under the laws of the Republic of Panama ("Lender").

                               W I T N E S S T H:
                               - - - - - - - - --

         WHEREAS, pursuant to that certain Loan Agreement (which is incorporated herein by reference) dated as of the date hereof (the "Loan Agreement") by and among Lender and the Grantors, Lender has agreed to make the Loan;

         WHEREAS, in order to induce Lender to enter into the Loan Agreement, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure all of the payment obligations of Phone1 (guaranteed by Global and GCC) under the Loan Agreement, including any additional loans made to Lender pursuant to the terms of the Loan Agreement or otherwise (the "Secured Obligations");

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein (included in the recitals hereof) have the meanings given to them in the Loan Agreement. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

         (a) "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Grantor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for


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services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

         (b) "Account Debtor" means any Person who may become obligated to any Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

         (c) "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Grantor.

         (d) "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in the Loan Agreement and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect from time to time in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         (e) "Contracts" means all contracts and agreements to which any Grantor is a party, as the same may be amended, supplemented or otherwise modified from time to time, including without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and
(iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

         (f) "Copyright Licenses" means any and all rights now owned or hereafter acquired by any Grantor under any written agreement granting any right to use any Copyright (as defined below) or Copyright registration.

         (g) "Copyrights" means all of the following now owned or hereafter adopted or acquired by any Grantor: (i) all Copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

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         (h) "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Grantor.

         (i) "Documents" means all "documents", as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located.

         (j) "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located and, in any event, including all such Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         (k) "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Grantor.

         (l) "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including all right, title and interest that such Grantor may now or hereafter have in or under any contract, all payment intangibles, customer lists, licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, Copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, instruments and other property in respect of or in exchange for pledged stock and investment property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under


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the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

         (m) "Global Subsidiaries Stock" means all of Global's right, title and interest in and to any and all of its subsidiaries; the Global Subsidiaries Stock shall include any additional shares of any class or series of capital stock of any subsidiary of Global hereafter acquired by Global from time to time and at any time and all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all the Global Subsidiaries Stock.

         (n) "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

         (o) "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         (p) "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, service marks, trade dress, trade names, domain names, brand names and certification marks presently owned by any Grantor or (pursuant to license, sublicense, agreement or permission) used by any Grantor in connection with such Grantor's business.

         (q) "Inventory" means all "inventory" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in the respective Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies and embedded software.

         (r) "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by any Grantor, wherever located including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Grantor, including the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit


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balance or other money owing by any securities intermediary with respect to that account, (iii) all securities accounts of any Grantor; (iv) all commodity contracts of any Grantor and (v) all commodity accounts held by any Grantor.

         (s) "Letter of Credit Rights" means letter of credit rights as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

         (t) "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Grantor.

         (u) "Lien" means any mortgage, pledge, security interest, lien, claim, encumbrance or other similar restrictions, of any kind or nature whatsoever.

         (v) "Patent Licenses" means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right with respect to any invention on which a Patent (as defined below) is in existence.

         (w) "Patents" means all of the following in which any Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

         (x) "Permitted Encumbrances" means (i) Liens on Equipment leased pursuant to the existing leases and Liens reported on the SEC reports of Global as of the date hereof; (ii) Liens for taxes not yet payable; (iii) Liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; and (iv) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement Lien is limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

         (y) "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any


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Person acting under color of governmental authority), (c) any claim of any
Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to investment property and pledged stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         (z) "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

         (aa) "Supporting Obligations" means all supporting obligations as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

         (bb) "Trademark License" means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Trademark.

         (cc) "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by any Grantor: (i) all Trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (ii) all reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing.

         (dd) "Uniform Commercial Code Jurisdiction" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

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         2. GRANT OF LIEN. To secure the prompt and complete payment, performance and observance of all of the Secured Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a first priority security interest in, and Lien upon all of its right, title and interest in, to and under all personal property and other assets whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

            (i) all Accounts;

            (ii) all Chattel Paper;

            (iii) all Contracts;

            (iv) all Documents;

            (v) all General Intangibles (including payment intangibles and Software);

            (vi) all Goods (including Inventory, Equipment and Fixtures);

            (vii) all Instruments;

            (viii) all Investment Property;

            (ix) all Deposit Accounts, of any Grantor, inclusive all deposit and other bank accounts and all deposits therein;

            (x) all money, cash or cash equivalents of any Grantor;

            (xi) all Inventory;

            (xii) all Global Subsidiaries Stock;

            (xiii) all Supporting Obligations and Letter of Credit Rights of any Grantor;

            (xiv) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

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            Lender acknowledges that it has previously been granted a first priority security interest in, and Lien upon, all of the above assets in connection with a loan agreement, dated September 30, 2002, with the same parties hereof.

            3. LENDER'S RIGHTS. LIMITATIONS. LENDER'S OBLIGATIONS.
               ---------------------------------------------------

         (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Contract or License pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Lender may at any time after an Event of Default has occurred and be continuing, without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that Lender has a security interest therein, and that payments shall be made directly to Lender. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Lender's prior written consent.

         (c) Lender may at any time in its own name, in the name of a nominee of Lender or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper and/or payment intangibles to verify with such Persons, to Lender's satisfaction, the existence, amount terms of, and any other matter relating to, any such Accounts, Contracts, Instruments or Chattel Paper and/or payment intangibles. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request the following reports with respect to each
Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) a test verification of such Accounts as Lender may request. Each Grantor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which


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such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

         (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

         (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Lender pursuant to this Security Agreement, and (ii) in connection with any other Permitted Encumbrances.

         (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

         (d) Schedule II hereto lists all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All actions by any Grantor necessary or desirable to protect and perfect the Lien of Lender on each item set forth on
Schedule II (including the delivery of all originals thereof to Lender and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Lender on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Lender as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

         (e) Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III hereto. Each Grantor has only one state of incorporation or organization.

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         (f) With respect to the Accounts (i) they represent bona fide sales of
Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Lender; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral Reports delivered to Lender with respect thereto; (iv) no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to the Lender with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (y) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

         (g) With respect to any Inventory scheduled or listed on the most recent Collateral Report delivered to Lender pursuant to the terms of this Security Agreement, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule III hereto, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender's prior consent, and if Lender gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by Lender, bailee, landlord and mortgagee agreements, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Collateral Report delivered to Lender, such Inventory is good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, Patent, royalty, Trademark, trade name or Copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

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         (h) No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the appropriate documents with the United States Copyright Office and filing of the appropriate documents with the United States Patent and Trademark Office, perfected Liens in favor of Lender on each Grantor' s Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the appropriate documents with the United States Copyright Office and filing of the appropriate documents with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Lender's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

         (i) All motor vehicles owned by each Grantor are listed on Schedule V hereto, by model, model year and vehicle identification number ("VIN"). Each Grantor shall deliver to Lender motor vehicle title certificates for all motor vehicles from time to time owned by it and shall cause those title certificates to be filed (with Lender's lien noted thereon) in the appropriate state motor vehicle filing office.

         5. COVENANTS. Each Grantor covenants and agrees with Lender, that from and after the date of this Security Agreement and until the Termination Date:

         (a) Further Assurances: Pledge of Instruments; Chattel Paper.
             ---------------------------------------------------------

            (i) At any time and from time to time, upon the written request of Lender and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under the Loan Agreement as to those jurisdictions that are not Uniform Commercial Code Jurisdictions.

            (ii) Unless Lender shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to Lender all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

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            (iii) Each Grantor shall, if required by Lender, obtain or use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Grantor shall in all instances obtain signed acknowledgements of Lender's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of Lender.

            (iv) Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Lender thereof and enter into a tri-party agreement with Lender and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to Lender and directing all payments thereunder to Lender, all in form and substance reasonably satisfactory to Lender.

            (v) Each Grantor shall take all steps necessary to grant the Lender control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

            (vi) Each Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
     Article 9 of the Code of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Lender promptly upon request. Each Grantor also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code Jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            (vii) Each Grantor shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Lender, such Grantor shall enter into a supplement to this Security Agreement, granting to Lender a Lien in such commercial tort claim.

         (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Lender's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of GNB Bank Panama S.A., as Lender".

         (c) Covenants Regarding Patent, Trademark and Copyright Collateral.
             ---------------------------------------------------------------

            (i) Grantors shall notify Lender immediately if they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

            (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof.

            (iii) Grantors shall take all actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

            (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 5(a)(vii) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

         (d) Indemnification. In any suit, proceeding or action brought by Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Lender.

         (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

         (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

         (g) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted herein or in the Loan Agreement.

         (h) Further Identification of Collateral. Grantors will, if so requested by Lender, furnish to Lender, as often as Lender requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

         (i) Notices. Grantors will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

         (j) Good Standing Certificates. Not less frequently than once during each calendar semester, unless Lender shall otherwise consent, provide to Lender a certificate of good standing from its state of incorporation or organization.

         (k) No Reincorporation. Without limiting the negative covenants provided under the Loan Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Lender.

         (l) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

         6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.
            -----------------------------------------

         On the date hereof each Grantor shall execute and deliver to Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Secured Obligations have been paid in full. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NEITHER LENDER NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7. REMEDIES: RIGHTS UPON DEFAULT.
            ------------------------------

         (a) In addition to all other rights and remedies granted to it under this Security Agreement and the Loan Agreement and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Lender's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby specifically waives and releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Lender deems necessary or advisable.

         If any Event of Default shall have occurred and be continued, each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at a place or places designated by Lender which are reasonably convenient to Lender and such Grantor, whether at such Grantor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender's remedies (for the benefit of Lender), with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees and other expenses incurred by Lender to collect such deficiency.

         (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         (c) To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Lender (i) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

         (d) Lender shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Lenders shall not be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under the Loan Agreement shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

         12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Loan Agreement which, taken together, set forth the complete understanding and agreement of Lender and Grantors with respect to the matters referred to herein and therein.

         13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantors.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon payment in full of the secured Obligations.

         16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

         17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL

OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON SECTION 8.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE LOAN AGREEMENT.

         20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

         23. BENEFIT OF LENDER. All Liens granted or contemplated hereby shall be for the benefit of Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                   PHONE1, INC.



                                   By:  /s/ Syed Naqvi
                                   Name:  Syed Naqvi
                                   Title:  Chief Financial Officer


                                   PHONE1GLOBALWIDE, INC.



                                   By:  /s/ Syed Naqvi
                                   Name:  Syed Naqvi
                                   Title:  Chief Financial Officer


                                   GLOBALTRON COMMUNICATIONS CORPORATION



                                   By:  /s/ Syed Naqvi
                                   Name:  Syed Naqvi
                                   Title:  Chief Financial Officer


                                   GNB BANK PANAMA S.A.



                                   By:  /s/ Camilo Verastegui
                                   Name:  Camilo Verastegui
                                   Title:  General Manager

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT
                               ------------------

                              FILING JURISDICTIONS

Offices and/or switches are located in:

New York
Florida
Costa Rica
Brazil

Headsets, advertising materials and eproms, and in certain cases, circuit boards, are located in or proximate to phones placed by carriers with whom we do business. These headsets, advertising materials and/or eproms are currently placed in:

Arizona
California
Florida
Georgia
Illinois
Kentucky
Maryland
Massachusetts
Michigan
New York
North Carolina
Ohio
Utah
South Carolina
Tennessee
Texas
Virginia
Washington
West Virginia
Wisconsin

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT
                               ------------------


             INSTRUMENTS, CHATTEL PAPER AND LETTER OF CREDIT RIGHTS


Instruments
------------

         Certificate of Deposit owned by Phone1 in the approximate amount of $13,200, maintained on deposit with Eagle National Bank.

Chattel Paper
-------------

         None.


Letters of Credit Rights
------------------------

         None.

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT
                               ------------------

  SCHEDULE OF OFFICES, LOCATIONSOF COLLATERAL AND RECORDS CONCERNING COLLATERAL

------------------------------------------------------------------------------------------------------------------------------------
OFFICIAL NAME OF GRANTOR  TYPE OF     ORGANIZATIONAL      STATE OF        CHIEF OFFICE AND          CORPORATE OFFICE      WAREHOUSES
                           ENTITY        ID NUMBER      INCORPORATION   PRINCIPAL PLACE OF
                                                                              BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Phone1, Inc.              Corp.      Unknown            Florida       100 N. Biscayne Blvd.,    100 N. Biscayne Blvd.,    None
                                                                      Suite 2500, Miami, FL     Suite 2500, Miami, FL
------------------------------------------------------------------------------------------------------------------------------------
Phone1Globalwide, Inc.    Corp.      Unknown            Delaware      100 N. Biscayne Blvd.,    100 N. Biscayne Blvd.,    None
                                                                      Suite 2500, Miami, FL     Suite 2500, Miami, FL
------------------------------------------------------------------------------------------------------------------------------------
Globaltron                Corp.      Unknown            Delaware      100 N. Biscayne Blvd.,    100 N. Biscayne Blvd.,    None
Communications                                                        Suite 2500, Miami, FL     Suite 2500, Miami, FL
Corporation



------------------------------------------------------------------------------------------------------------------------------------

[RESTUB]

-------------------------------------------
 OTHER PREMISES AT     LOCATION OF RECORDS
  WHICH COLLATERAL    CONCERNING COLLATERAL
       STORED
-------------------------------------------
 *                   100 N. Biscayne Blvd.,
                     Suite 2500, Miami, FL
-------------------------------------------
 None                100 N. Biscayne Blvd.,
                     Suite 2500, Miami, FL
-------------------------------------------
 60 Hudson Street,   100 N. Biscayne Blvd.,
 New York, NY        Suite 2500, Miami, FL

 Brazil

 Costa Rica
-------------------------------------------


* Switches, headsets, advertising materials and/or eproms, and in certain cases, circuit boards, are located in or proximate to phones placed by carriers with whom we do business. These headsets, advertising materials and eproms are currently placed in:

         Arizona           California       Florida               Costa Rica
         Kentucky          Maryland         Massachusetts         Brazil
         Michigan          New York         Ohio
         Utah              West Virginia    Washington
         Illinois          Virginia         South Carolina
         Wisconsin         Georgia          Tennessee
         Texas             North Carolina

                                   SCHEDULE IV
                                       TO
                               SECURITY AGREEMENT
                               ------------------

                       PATENTS, TRADEMARKS AND COPYRIGHTS


Patents
-------

"provisional" U.S. Patent Application Serial No. 60/367,539 that we filed on behalf of Phone1, Inc. on March 25, 2002

Trademarks
----------

1.       Phone 1 Globalwide, Inc.

         None.

2.       Phone1, Inc.

         U.S. Registration No. 2,602,991 for PHONE1
         U.S. Application No. 76/251,479 for Phone1 & Design
         U.S. Application No. 78/097,107 for PHONE1SMART

3.       Globaltron Communications Corporation

         U.S. Registration No. 2,539,103 for GLOBALTRON
         U.S. Registration No. 2,539,102 for GLOBALTRON COMMUNICATIONS CORPORATION & Design

Copyrights
----------

                                   SCHEDULE V
                                       TO
                               SECURITY AGREEMENT
                               ------------------

                                    VEHICLES



         None.

                                    EXHIBIT A
                                    ---------

                                POWER OF ATTORNEY
                                -----------------

                  This Power of Attorney is executed and delivered by ______________________, a _____________________ corporation ("Grantor") to GNB
Bank Panama S.A., a bank organized under the laws of the Republic of Panama (hereinafter referred to as "Attorney"), as Lender, under a Loan Agreement and a Security Agreement, both dated as of September 30, 2002 (collectively, the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required (including in respect of clauses (d) and (e) in the next succeeding paragraph) to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

                  Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, (other than in connection with a change of address as specified in clause (a), as to which Attorney shall use commercially reasonable efforts to give Grantor concurrent notice thereof provided that failure to do so will not affect Attorney's rights hereunder, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if

Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate, provided that in connection with the foregoing Attorney shall act in a manner consistent with the terms of the Loan Documents to the extent explicitly covered thereby; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property provided, in the case of any such claim, litigation, suit or proceeding relating to product liability insurance Attorney shall act in a manner consistent with the terms of the Loan Documents to the extent explicitly covered thereby; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of _____________________.


                                  [        GRANTOR                   ]
                                   -----------------------------------

                                  By:
                                      --------------------------------
                                  Name:
                                           ---------------------------
                                  Title:
                                         -----------------------------

                            NOTARY PUBLIC CERTIFICATE

                  On this _____ day of ______________, 2002, [officer's name]
who is personally known to me appeared before me in his/her capacity as the [title] of [Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of GNB Bank Panama S.A. to which this Certificate is attached.


                                         ---------------------------------------
                                         Notary Public